As filed with the Securities and Exchange Commission on August 1, 2011
Registration No. 333-175043

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

AMENDMENT NO. 1 TO
Form F-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

NAVIOS MARITIME HOLDINGS INC.
NAVIOS MARITIME FINANCE II (US) INC.
(Exact name of registrant as specified in its charter)

Republic of Marshall Islands	4412	98-0384348
Delaware		33-1219789

(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

SEE TABLE OF ADDITIONAL REGISTRANT GUARANTORS

Navios Maritime Holdings Inc.
85 Akti Miaouli Street\Piraeus, Greece 185 38
(011) +30-210-4595000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Angeliki Frangou
Chairman and Chief Executive Officer
85 Akti Miaouli Street
Piraeus, Greece 185 38
(011) +30-210-4595000
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
Stuart Gelfond, Esq.
Vasiliki Tsaganos, Esq.
Fried, Frank, Harris, Shriver & Jacobson LLP
One New York Plaza
New York, New York 10004-1980
(212) 859-8000
Vasiliki (Villy) Papaefthymiou
General Counsel and Secretary
Navios Maritime Holdings Inc.
85 Akti Miaouli Street
Piraeus 185 38, Greece

Approximate date of commencement of proposed exchange offer:  As soon as practicable after the effective date of this Registration Statement.

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i)(Cross-Border Issuer Tender Offer)  ☐

Exchange Act rule 14d-1(d)(Cross-Border Third-Party Tender Offer)  ☐
CALCULATION OF REGISTRATION FEE

		Proposed Maximum	Proposed Maximum	Amount of
Title of Each Class of	Amount to be	Offering	Aggregate	Registration
Securities to be Registered	Registered	Price per Note(1)	Offering Price	Fee
8 1/8% Senior Notes due 2019	$350,000,000	100%	$350,000,000	$40,635
Guarantees of 8 1/8% Senior Notes due 2019	$350,000,000	(2)	(2)	(2)
Total Registration Fee	—	—	—	$40,635 (3)

(1)	Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(f) under the Securities Act.

(2)	No separate filing fee is required pursuant to Rule 457(n) under the Securities Act.

(3)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANT GUARANTORS

State or Other
Jurisdiction of
Exact Name of Registrant as	Incorporation or	I.R.S. Employer
Specified in its Charter(1)	Organization	Identification Number

Faith Marine Ltd.	Liberia	98-1006677
Vector Shipping Corporation	Marshall Islands	66-0742469
Aramis Navigation Inc.	Marshall Islands	98-0645621
Ducale Marine Inc.	Marshall Islands	98-0633431
Highbird Management Inc.	Marshall Islands	98-0633432
Floral Marine Ltd.	Marshall Islands	98-0628840
Red Rose Shipping Corp.	Marshall Islands	98-0628836
Ginger Services Co.	Marshall Islands	98-0609514
Quena Shipmanagement Inc.	Marshall Islands	98-0599808
Astra Maritime Corporation	Marshall Islands	98-0599803
Primavera Shipping Corporation	Marshall Islands	98-0599806
Pueblo Holdings Ltd.	Marshall Islands	98-0594673
Beaufiks Shipping Corporation	Marshall Islands	75-3269445
Rowboat Marine Inc.	Marshall Islands	75-3269444
Corsair Shipping Ltd.	Marshall Islands	75-3269443
Pharos Navigation S.A.	Marshall Islands	98-0563832
Sizzling Ventures Inc.	Liberia	98-0563838
Shikhar Ventures S.A.	Liberia	98-0563837
Taharqa Spirit Corp.	Marshall Islands	98-0563839
Rheia Associates Co.	Marshall Islands	98-0563834
Rumer Holding Ltd.	Marshall Islands	98-0563835
Kleimar N.V.	Belgium	98-0386679
NAV Holdings Limited	Malta	98-0386684
Navios Corporation	Marshall Islands	13-3023670
Anemos Maritime Holdings Inc.	Marshall Islands	98-0418747
Navios Shipmanagement Inc.	Marshall Islands	98-0418748
Aegean Shipping Corporation	Marshall Islands	47-0938383
Arc Shipping Corporation	Marshall Islands	98-0386672
Magellan Shipping Corporation	Marshall Islands	98-0386681
Ionian Shipping Corporation	Marshall Islands	98-0418750
Apollon Shipping Corporation	Marshall Islands	98-0418751
Herakles Shipping Corporation	Marshall Islands	98-0418752
Achilles Shipping Corporation	Marshall Islands	51-0495540
Kypros Shipping Corporation	Marshall Islands	51-0795616
Hios Shipping Corporation	Marshall Islands	51-0495614
Meridian Shipping Enterprises Inc.	Marshall Islands	98-0386683
Mercator Shipping Corporation	Marshall Islands	98-0386682
Horizon Shipping Enterprises Corporation	Marshall Islands	98-0386677
Star Maritime Enterprises Corporation	Marshall Islands	98-0386685
Navios Handybulk Inc.	Marshall Islands	98-0156162
Navios International Inc.	Marshall Islands	98-0163555
Nostos Shipmanagement Corp.	Marshall Islands	66-0715101
Portorosa Marine Corp.	Marshall Islands	66-0715102
White Narcissus Marine S.A.	Panama	75-3252951
Hestia Shipping Ltd.	Malta	98-0386676
Kleimar Ltd.	Marshall Islands	75-3268633
Navimax Corporation	Marshall Islands	06-1624242
Aquis Marine Corp.	Marshall Islands	66-0751682
Navios Tankers Management Inc.	Marshall Islands	42-1771241

(1)	The address for each of the additional registrant guarantors is 85 Akti Miaouli Street, Piraeus, Greece 185 38.

EXPLANATORY NOTE

This Pre-Effective Amendment No. 1 to the Registration Statement on Form F-4 (File No. 333-175043) of Navios Maritime Holdings Inc. and Navios Maritime Finance II (US) Inc. is being filed solely to file the exhibits indicated in “Part II — Item 21(a) — Exhibits.” Other than the addition of exhibits and corresponding changes to the exhibit index and signature pages, the remainder of the Form F-4 is unchanged.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.	Indemnification of Directors and Officers.

Under our Amended and Restated Articles of Incorporation, our By-laws and under Section 60 of the Marshall Islands Business Corporations Act (“BCA”), we may indemnify anyone who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) whether civil, criminal, administrative or investigative, by reason of the fact that they are or were a director or officer of the corporation, or are or were serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise.

A limitation on the foregoing is the statutory proviso (also found in our By-laws) that, in connection with such action, suit or proceeding if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that their conduct was unlawful.

Further, under Section 60 of the BCA and our By-laws, the termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of no contest, or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner that they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that their conduct was unlawful.

In addition, under Section 60 of the BCA and under our By-laws, a corporation may indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending, or completed action or suit by or in the right of the corporation to procure judgment in its favor by reason of the fact that they are or were a director or officer of the corporation, or are or were serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise. Such indemnification may be made against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation. Again, this is provided that no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses that the court shall deem proper.

Our By-laws further provide that any indemnification pursuant to the foregoing (unless ordered by a court) may be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because they have met the applicable standard of conduct set forth above. Such determination may be made by the Board of Directors of the corporation by a majority vote of a quorum consisting of directors who were not parties to any action, suit or proceeding referred to in the foregoing instances, by independent legal counsel in a written opinion or by the shareholders of the corporation.

Further, and as provided by both our By-laws and Section 60 of the BCA, when a director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in the foregoing instances, or in the defense of a related claim, issue or matter, they will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by them in connection with such matter.

Likewise, pursuant to our By-laws and Section 60 of the BCA, expenses (our By-laws specifically includes attorneys’ fees in expenses) incurred in defending a civil or criminal action, suit or proceeding by an officer or director may be paid in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it is ultimately determined that they are not entitled to indemnification. The By-laws further provide that with respect to other employees, such expenses may be paid on the terms and conditions, if any, as the Board may deem appropriate.

Both Section 60 of the BCA and our By-laws further provide that the foregoing indemnification and advancement of expenses are not exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in their official capacity and/or as to action in another capacity while holding office.

Under both Section 60 of the BCA and our By-laws, we also have the power to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against them and incurred by them in such capacity, or arising out of their status as such, regardless of whether the corporation would have the power to indemnify them against such liability under the foregoing.

Under Section 60 of the BCA (and as provided in our By-laws), the indemnification and advancement of expenses provided by, or granted under the foregoing continue with regard to a person who has ceased to be a director, officer, employee or agent and inure to the benefit of their heirs, executors and administrators unless otherwise provided when authorized or ratified. Additionally, our By-Laws provide that no director or officer of the corporation will be personally liable to the corporation or any shareholder of the corporation for monetary damages for breach of fiduciary duty as a director or officer, provided that a director or officer’s liability will not be limited for any breach of the director’s or the officer’s duty of loyalty to the corporation or its shareholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or for any transaction from which the director or officer derived an improper personal benefit.

In addition to the above, our By-laws provide that references to us includes constituent corporations, and defines “other enterprises” to include employee benefit plans, “fines” to include excise taxes imposed on a person with respect to an employee benefit plan, and further defines the term “serving at the request of the corporation.”

Our Amended and Restated Articles of Incorporation set out a much abbreviated version of the foregoing.

Such limitation of liability and indemnification does not affect the availability of equitable remedies. In addition, we have been advised that in the opinion of the SEC, indemnification for liabilities arising under the Securities Act is against public policy as expressed in the Securities Act and is therefore unenforceable.

Item 21.	Exhibits and Financial Statement Schedules.

(a) Exhibits

Exhibit
Number		Description

3	.1.1	Amended and Restated Articles of Incorporation of Navios Maritime Holdlings Inc. (Incorporated by reference to the Registration Statement on Form F-1 of Navios Maritime Holdings, Inc. (File No. 333-129382)).
3	.1.2	Bylaws of Navios Maritime Holdlings Inc. (Incorporated by reference to the Registration Statement on Form F-1 of Navios Maritime Holdings, Inc. (File No. 333-129382)).
3	.2.1	Articles of Incorporation of Navios Maritime Finance II (US) Inc.*
3	.2.2	Bylaws of Navios Maritime Finance II (US) Inc.*
3	.3.1	Articles of Incorporation of Faith Marine Ltd.*
3	.3.2	Bylaws of Faith Marine Ltd.*
3	.4.1	Articles of Incorporation of Vector Shipping Corporation.*
3	.4.2	Bylaws of Vector Shipping Corporation.*
3	.5.1	Articles of Incorporation of Aramis Navigation Inc.*
3	.5.2	Bylaws of Aramis Navigation Inc.*
3	.6.1	Articles of Incorporation of Ducale Marine Inc.*
3	.6.2	Bylaws of Ducale Marine Inc.*
3	.7.1	Articles of Incorporation of Aquis Marine Corp.*
3	.7.2	Bylaws of Aquis Marine Corp.*
3	.8.1	Articles of Incorporation of Highbird Management Inc.*

Exhibit
Number		Description

3	.8.2	Bylaws of Highbird Management Inc.*
3	.9.1	Articles of Incorporation of Floral Marine Ltd.*
3	.9.2	Bylaws of Floral Marine Ltd.*
3	.10.1	Articles of Incorporation of Red Rose Shipping Corp.*
3	.10.2	Bylaws of Red Rose Shipping Corp.*
3	.11.1	Articles of Incorporation of Ginger Services Co.*
3	.11.2	Bylaws of Ginger Services Co.*
3	.12.1	Articles of Incorporation of Quena Shipmanagement Inc.*
3	.12.2	Bylaws of Quena Shipmanagement Inc.*
3	.13.1	Articles of Incorporation of Astra Maritime Corporation.*
3	.13.2	Bylaws of Astra Maritime Corporation.*
3	.14.1	Articles of Incorporation of Primavera Shipping Corporation.*
3	.14.2	Bylaws of Primavera Shipping Corporation.*
3	.15.1	Articles of Incorporation of Pueblo Holdings Ltd.*
3	.15.2	Bylaws of Pueblo Holdings Ltd.*
3	.16.1	Articles of Incorporation of Beaufiks Shipping Corporation.*
3	.16.2	Bylaws of Beaufiks Shipping Corporation.*
3	.17.1	Articles of Incorporation of Rowboat Marine Inc.*
3	.17.2	Bylaws of Rowboat Marine Inc.*
3	.18.1	Articles of Incorporation of Corsair Shipping Ltd.*
3	.18.2	Bylaws of Corsair Shipping Ltd.*
3	.19.1	Articles of Incorporation of Navios Tankers Management Inc.*
3	.19.2	Bylaws of Navios Tankers Management Inc.*
3	.20.1	Articles of Incorporation of Pharos Navigation S.A.*
3	.20.2	Bylaws of Pharos Navigation S.A.*
3	.21.1	Articles of Incorporation of Sizzling Ventures Inc.*
3	.21.2	Bylaws of Sizzling Ventures Inc.*
3	.22.1	Articles of Incorporation of Shikhar Ventures S.A.*
3	.22.2	Bylaws of Shikhar Ventures S.A.*
3	.23.1	Articles of Incorporation of Taharqa Spirit Corp.*
3	.23.2	Bylaws of Taharqa Spirit Corp.*
3	.24.1	Articles of Incorporation of Rheia Associates Co.*
3	.24.2	Bylaws of Rheia Associates Co.*
3	.25.1	Articles of Incorporation of Rumer Holding Ltd.*
3	.25.2	Bylaws of Rumer Holding Ltd.*
3	.26.1	Memorandum and Articles of Association of Kleimar N.V.*
3	.27.1	Memorandum and Articles of Association of NAV Holdings Limited.*
3	.28.1	Fourth Amended and Restated Articles of Incorporation of Navios Corporation.*
3	.28.2	Bylaws of Navios Corporation.*
3	.29.1	Articles of Amendment and Restatement of Articles of Incorporation of Anemos Maritime Holdings Inc.*
3	.29.2	Bylaws of Anemos Maritime Holdings Inc.*
3	.30.1	Articles of Domestication of Navios Shipmanagement Inc.*
3	.30.2	Articles of Amendment of Articles of Incorporation of Levant Maritime International S.A.*
3	.30.3	Bylaws of Navios Shipmanagement Inc.*

Exhibit
Number		Description

3	.31.1	Articles of Domestication of Aegean Shipping Corporation (formerly known as Voreios Shipping Company Limited).*
3	.31.2	Memorandum of Association of Voreios Shipping Company Limited.*
3	.31.3	Articles of Association of Voreios Shipping Company Limited.*
3	.32.1	Articles of Incorporation of Arc Shipping Corporation.*
3	.32.2	Bylaws of Arc Shipping Corporation.*
3	.33.1	Articles of Incorporation of Magellan Shipping Corporation.*
3	.33.2	Bylaws of Magellan Shipping Corporation.*
3	.34.1	Articles of Amendment and Restatement of Articles of Incorporation of Ionian Shipping Corporation.*
3	.34.2	Bylaws of Ionian Shipping Corporation.*
3	.35.1	Articles of Amendment and Restatement of Articles of Incorporation of Apollon Shipping Corporation.*
3	.35.2	Bylaws of Apollon Shipping Corporation.*
3	.36.1	Articles of Amendment and Restatement of Articles of Incorporation of Herakles Shipping Corporation.*
3	.36.2	Bylaws of Herakles Shipping Corporation.*
3	.37.1	Articles of Amendment and Restatement of Articles of Incorporation of Achilles Shipping Corporation.*
3	.37.2	Bylaws of Achilles Shipping Corporation.*
3	.38.1	Articles of Amendment and Restatement of Articles of Incorporation of Kypros Shipping Corporation.*
3	.38.2	Bylaws of Kypros Shipping Corporation.*
3	.39.1	Articles of Amendment and Restatement of Articles of Incorporation of Hios Shipping Corporation.*
3	.39.2	Bylaws of Hios Shipping Corporation.*
3	.40.1	Articles of Incorporation of Meridian Shipping Enterprises Inc.*
3	.40.2	Bylaws of Meridian Shipping Enterprises Inc.*
3	.41.1	Articles of Incorporation of Mercator Shipping Corporation.*
3	.41.2	Bylaws of Mercator Shipping Corporation.*
3	.42.1	Articles of Incorporation of Horizon Shipping Enterprises Corporation.*
3	.42.2	Bylaws of Horizon Shipping Enterprises Corporation.*
3	.43.1	Articles of Incorporation of Star Maritime Enterprises Corporation.*
3	.43.2	Bylaws of Star Maritime Enterprises Corporation.*
3	.44.1	Second Amended and Restated Articles of Incorporation of Navios Handybulk Inc.*
3	.44.2	Bylaws of Navios Handybulk Inc.*
3	.45.1	Second Amended and Restated Articles of Incorporation of Navios International Inc.*
3	.45.2	Bylaws of Navios International Inc.*
3	.46.1	Articles of Incorporation of Nostos Shipmanagement Corp.*
3	.46.2	Bylaws of Nostos Shipmanagement Corp.*
3	.47.1	Articles of Incorporation of Portorosa Marine Corp.*
3	.47.2	Bylaws of Portorosa Marine Corp.*
3	.48.1	Articles of Incorporation of White Narcissus Marine S.A.*
3	.49.1	Memorandum of Association and Articles of Association of Hestia Shipping Ltd.*
3	.50.1	Articles of Incorporation of Kleimar Ltd.*
3	.50.2	Articles of Amendment of Articles of Incorporation of Kleimar Ltd.*
3	.50.3	Bylaws of Kleimar Ltd.*
3	.51.1	Articles of Incorporation of Navimax Corporation.*
3	.51.2	Bylaws of Navimax Corporation.*

Exhibit
Number	Description

4.1	Indenture relating to 8 1/8% Senior Notes due 2019 dated January 28, 2011, among Navios Maritime Holdings Inc., Navios Maritime Finance II (US) Inc., the guarantors listed therein and Wells Fargo Bank, National Association, as Trustee (Incorporated by reference to Exhibit 4.1 of the Form 6-K filed on February 1, 2011).
4.2	2006 Employee, Director and Consultant Stock Plan (Incorporated by reference to Exhibit 10.1 of the Form 6-K filed on May 16, 2007).
4.3	Financial Agreement, dated as of March 31, 2008, between Nauticler S.A. and Marfin Egnatia Bank, S.A. (Incorporated by reference to Exhibit 99.3 of the Form 6-K filed on June 13, 2008).
4.4	Facility Agreement, dated as of June 24, 2008, with Navios Maritime Holdings Inc. as a guarantor, for a loan amount up to $133.0 million (Incorporated by reference to Exhibit 99.1 to the Form 6-K filed on July 14, 2008).
4.5	Facility Agreement, dated as of November 10, 2008, with Navios Maritime Holdings Inc. as a guarantor, for a loan amount up to $90.0 million (Incorporated by reference to Exhibit 99.2 of the Form 6-K filed on December 10, 2008).
4.6	Loan Agreement, dated March 26, 2009, among Surf Maritime Co., Pueblo Holdings Ltd., Ginger Services Co. and Marfin Egnatia Bank S.A. (Incorporated by reference to Exhibit 99.2 of the Form 6-K filed on May 18, 2009).
4.7	Financial Agreement, dated March 20, 2009, between Nauticler S.A. and Marfin Popular Bank Public Co., Ltd. (Incorporated by reference to Exhibit 99.3 of the Form 6-K filed on May 18, 2009).
4.8	Third Supplemental Agreement in relation to the Facility Agreement dated February 1, 2007, dated March 23, 2009 (Incorporated by reference to Exhibit 99.4 of the Form 6-K filed on May 18, 2009).
4.9	Amendment to Share Purchase Agreement, dated June 29, 2009, between Anemos Maritime Holdings Inc. and Navios Maritime Partners L.P. (Incorporated by reference to Exhibit 10.1 of the Form 6-K filed on July 7, 2009).
4.10	Amendment to Omnibus Agreement, dated June 29, 2009, among Navios Maritime Holdings Inc., Navios GP L.L.C., Navios Maritime Operating L.L.C., and Navios Maritime Partners L.P. (Incorporated by reference to Exhibit 10.2 of the Form 6-K filed on July 7, 2009).
4.11	Facility Agreement for $240.0 million, dated June 24, 2009, among the Borrowers listed therein and Commerzbank AG (Incorporated by reference to Exhibit 10.3 of the Form 6-K filed on July 7, 2009).
4.12	Supplemental Agreement in relation to the Facility Agreement dated December 11, 2007, dated July 10, 2009, among Chilali Corp., Rumer Holdings Ltd. and Emporiki Bank of Greece S.A. with Navios Maritime Holdings Inc. as guarantor (Incorporated by reference to Exhibit 99.3 of the Form 6-K filed on August 5, 2009).
4.13	Amended and Restated Loan Agreement in respect of a loan facility of up to $120.0 million, dated May 25, 2009 with Navios Maritime Holdings Inc. as guarantor (Incorporated by reference to Exhibit 99.2 of the Form 6-K filed on October 8, 2009).
4.14	Supplemental Agreement in relation to the Amended and Restated Loan Agreement dated May 25, 2009, dated July 16, 2009 (Incorporated by reference to Exhibit 99.1 of the Form 6-K filed on October 8, 2009).
4.15	Second Supplemental Agreement in relation to the Facility Agreement dated December 11, 2007, dated August 28, 2009 (Incorporated by reference to Exhibit 99.3 of the Form 6-K filed on October 8, 2009).
4.16	Facility Agreement for $66.5 million, dated August 28, 2009, with Navios Maritime Holdings Inc. as guarantor (Incorporated by reference to Exhibit 99.4 of the Form 6-K filed on October 8, 2009).
4.17	Facility Agreement for $75.0 million, dated August 28, 2009, with Navios Maritime Holdings Inc. as guarantor (Incorporated by reference to Exhibit 99.5 of the Form 6-K filed on October 8, 2009).
4.18	Loan Agreement for up to $110.0 million, dated October 23, 2009, with Navios Maritime Holdings Inc. as guarantor (Incorporated by reference to Exhibit 99.1 of the Form 6-K filed on November 10, 2009 (File No. 091172561)).
4.19	Indenture relating to 8 7/8% First Priority Ship Mortgage Notes due 2017, dated November 2, 2009, among Navios Maritime Holdings Inc., Navios Maritime Finance (US) Inc. and Wells Fargo Bank, National Association (Incorporated by reference to Exhibit 99.3 of the Form 6-K filed on November 10, 2009).

Exhibit
Number	Description

4.20	Registration Rights Agreement, dated as of November 2, 2009 (Incorporated by reference to Exhibit 99.4 of the Form 6-K filed on November 10, 2009).
4.21	First Supplemental Indenture to the indenture dated November 2, 2009, dated as of January 29, 2010 (Incorporated by reference to Exhibit 99.6 of the Form 6-K filed on February 17, 2010).
4.22	Credit Agreement, dated as of April 7, 2010 (Incorporated by reference to Exhibit 10.1 of the Form 6-K filed on April 8, 2010).
4.23	Credit Agreement, dated as of April 8, 2010 (Incorporated by reference to Exhibit 10.2 of the Form 6-K filed on April 8, 2010).
4.24	Second Supplemental Indenture, dated as of March 30, 2010 (Incorporated by reference to Exhibit 10.1 of the Form 6-K filed on April 21, 2010).
4.25	Third Supplemental Indenture, dated as of April 7, 2010 (Incorporated by reference to Exhibit 10.2 of the Form 6-K filed on April 21, 2010).
4.26	Fourth Supplemental Agreement, dated as of January 8, 2010 (Incorporated by reference to Exhibit 10.2 of the Form 6-K filed on May 18, 2010).
4.27	Fifth Supplemental Agreement, dated as of April 28, 2010 (Incorporated by reference to Exhibit 10.1 of the Form 6-K filed on May 18, 2010).
4.28	Fourth Supplemental Indenture, dated as of June 7, 2010 (Incorporated by reference to Exhibit 10.1 of the Form 6-K filed on June 17, 2010).
4.29	Facility Agreement for $40.0 million, dated as of August 20, 2010 (Incorporated by reference to Exhibit 10.1 of the Form 6-K filed on September 1, 2010).
4.30	Loan Agreement for $40.0 million with Navios Maritime Acquisition Corporation, dated as of September 7, 2010 (Incorporated by reference to Exhibit 10.1 of the Form 6-K filed on October 14, 2010).
4.31	Letter Amendment, dated as of September 24, 2010 (Incorporated by reference to Exhibit 10.2 of the Form 6-K filed on October 14, 2010).
4.32	Facility Agreement of up to $40.0 million dated as of September 30, 2010 (Incorporated by reference to Exhibit 10.3 of the Form 6-K filed on October 14, 2010).
4.33	Amended and Restated Loan Agreement for $120.0 million (Incorporated by reference to Exhibit 10.1 of the Form 6-K filed on November 15, 2010).
4.34	Fifth Supplemental Indenture, dated as of August 10, 2010 (Incorporated by reference to Exhibit 10.1 of the Form 6-K filed on February 1, 2011).
4.35	Sixth Supplemental Indenture, dated as of January 28, 2011 (Incorporated by reference to Exhibit 10.2 of the Form 6-K filed on February 1, 2011).
4.36	Supplemental Agreement dated January 28, 2011 relating to the Facility Agreement, dated as of June 24, 2009, for $240.0 million (Incorporated by reference to Exhibit 10.1 of the Form 6-K filed on February 4, 2011).
4.37	Supplemental Agreement dated January 28, 2011 relating to the Facility Agreement, dated as of September 30, 2010, for $40.0 million (Incorporated by reference to Exhibit 10.2 of the Form 6-K filed on February 4, 2011).
4.38	Supplemental Agreement dated January 28, 2011 relating to the Facility Agreement, dated as of December 11, 2007 (as amended), for $154.0 million (Incorporated by reference to Exhibit 10.3 of the Form 6-K filed on February 4, 2011).
4.39	Supplemental Agreement dated January 28, 2011 relating to the Facility Agreement, dated as of August 28, 2009 (as amended), for $75.0 million (Incorporated by reference to Exhibit 10.4 of the Form 6-K filed on February 4, 2011).
4.40	Supplemental Agreement dated January 28, 2011 relating to the Amended and Restated Loan Agreement, dated as of October 27, 2010, in respect of a loan facility of up to $120.0 million (Incorporated by reference to Exhibit 10.5 of the Form 6-K filed on February 4, 2011).
4.41	Supplemental Agreement dated January 28, 2011 relating to the Loan Agreement, dated as of October 23, 2009 (as amended), for a revolving credit facility of up to $110.0 million (Incorporated by reference to Exhibit 10.6 of the Form 6-K filed on February 4, 2011).

Exhibit
Number	Description

4.42	Sixth Supplemental Agreement dated January 28, 2011 relating to the Facility Agreement, dated as of February 1, 2007 (as amended), for a term loan facility of up to $280.0 million (Incorporated by reference to Exhibit 10.7 of the Form 6-K filed on February 4, 2011).
4.43	Supplemental Agreement dated January 28, 2011 relating to the Facility Agreement, dated as of August 20, 2010, for a term loan facility of up to $40.0 million (Incorporated by reference to Exhibit 10.8 of the Form 6-K filed on February 4, 2011).
4.44	Supplemental Agreement dated January 28, 2011 relating to the Facility Agreement, dated as of August 28, 2009 (as amended), for a term loan facility of up to $66.5 million (Incorporated by reference to Exhibit 10.9 of the Form 6-K filed on February 4, 2011).
4.45	Indenture relating to 9.25% Senior Notes due 2019 dated April 12, 2011, among Navios South American Logistics Inc., Navios Logistics Finance (US) Inc., the Guarantors named therein, and Wells Fargo Bank, National Association, as trustee (Incorporated by reference to Exhibit 4.1 of the Form 6-K filed on May 25, 2011).
4.46	Supplemental Agreement No. 2, dated May 6, 2011, relating to a Loan Agreement, dated October 23, 2009, as amended, in respect of a revolving credit facility of up to $110,000,000 (Incorporated by reference to Exhibit 10.2 of the Form 6-K filed on May 25, 2011).
4.47	The Administrative Services Agreement, dated April 12, 2011, between Navios South American Logistics Inc. and Navios Maritime Holdings Inc. (Incorporated by reference to Exhibit 10.3 of the Form 6-K filed on May 25, 2011).
4.48	Letter of Amendment No. 1, dated October 21, 2010, to the Loan Agreement, dated September 7, 2010, between Navios Maritime Acquisition Corporation and Navios Maritime Holdings Inc. (Incorporated by reference to Exhibit 10.4 of the Form 6-K filed on May 25, 2011).
4.49	First Supplemental Indenture relating to 8 1/8% Senior Notes due 2019, dated as of June 24, 2011 (Incorporated by reference to Exhibit 10.1 of the Form 6-K filed on July 22, 2011).
4.50	Seventh Supplemental Indenture relating to 8 7/8% First Priority Ship Mortgage Notes due 2017, dated as of June 24, 2011 (Incorporated by reference to Exhibit 10.2 of the Form 6-K filed on July 22, 2011).
5.1	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.**
5.2	Opinion of Reeder & Simpson P.C.**
5.3	Opinion of Camilleri, Delia, Randon & Associates.**
5.4	Opinion of Loyens & Loeff.*
5.5	Opinion of Vives y Asociados.**
5.6	Reliance Letter of Loyens & Loeff.**
10.1	Registration Rights Agreement dated January 28, 2011 (Incorporated by reference in Exhibit 10.1 of the Form 6-K filed on February 1, 2011).
10.2	The Registration Rights Agreement, dated April 12, 2011, among Navios South American Logistics Inc., Navios Logistics Finance (US) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, and S. Goldman Advisors LLC (Incorporated by reference to Exhibit 10.1 of the Form 6-K filed on May 25, 2011).
12.1	Computation of Ratio of Earnings to Fixed Charges.*
21.1	List of Subsidiaries.*
23.1	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (included in the opinion filed as Exhibit 5.1).**
23.2	Consent of Reeder & Simpson P.C. (included in the opinion filed as Exhibit 5.2).**
23.3	Consent of Camilleri, Delia, Randon & Associates (included in the opinion filed as Exhibit 5.3).**
23.4	Consent of Loyens & Loeff (included in the opinion filed as Exhibit 5.4).*
23.5	Consent of Vives y Asociados (included in the opinion filed as Exhibit 5.5).**
23.6	Consent of PricewaterhouseCoopers S.A.*
24.1	Power of Attorney (included on the signature page to the Registration Statement).*

Exhibit
Number	Description

25.1	Statement of Eligibility under the Trust Indenture Act of 1939 on Form T-1 of Wells Fargo Bank, National Association as Trustee under the 2019 Indenture.*
99.1	Form of Letter of Transmittal.*
99.2	Form of Notice of Guaranteed Delivery.*
99.3	Form of Letter to Registered Holders and/or Participants of the Book-Entry Transfer Facility.*
99.4	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.*
99.5	Form of Letter to Clients.*

*	Previously filed.

**	Filed herewith.

Item 22.	Undertakings.

The undersigned registrant hereby undertakes:

(1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in effective registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(4) to file a post-effective amendment to the registration statement to include any financial statements required by Item 8.A. of Form 20-F at the start of any delayed offering or throughout a continuous offering. Financial statements and information otherwise required by Section 10(a)(3) of the Act need not be furnished, provided, that the registrant includes in the prospectus, by means of a post-effective amendment, financial statements required pursuant to this paragraph (a)(4) and other information necessary to ensure that all other information in the prospectus is at least as current as the date of those financial statements;

(5) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

(6) that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(7) to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective; and

(8) to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means, and (ii) to arrange or provide for a facility in the United States for the purpose of responding to such requests. The undertaking in subparagraph (i) above includes information contained in documents filed subsequent to the effective date of the Registration Statement through the date of responding to the request.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Piraeus, Greece on August 1, 2011.

NAVIOS MARITIME HOLDINGS INC.

By:	/s/ Angeliki Frangou
Name:     Angeliki Frangou

Title:	Chairman and Chief Executive Officer

By:	/s/ George Achniotis
Name:     George Achniotis

Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by each of the following persons in the capacities indicated on August 1, 2011.

Signature	Title(s)	Date

/s/ Angeliki Frangou Angeliki Frangou	Chief Executive Officer and Chairman of the Board (principal executive officer)	August 1, 2011

/s/ George Achniotis George Achniotis	Chief Financial Officer (principal financial and accounting officer)	August 1, 2011

* Ted C. Petrone	Director	August 1, 2011

/s/ Vasiliki Papaefthymiou Vasiliki Papaefthymiou	Executive Vice President — Legal, Secretary and Director	August 1, 2011

* Spyridon Magoulas	Director	August 1, 2011

* John Stratakis	Director	August 1, 2011

* George Malanga	Director	August 1, 2011

* Efstathios Loizos	Director	August 1, 2011

*By:	/s/ Vasiliki Papaefthymiou
Vasiliki Papaefthymiou
As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Piraeus, Greece on August 1, 2011.

NAVIOS MARITIME FINANCE II (US) INC.

By:	/s/ George Achniotis
Name:     George Achniotis

Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by each of the following persons in the capacities indicated on August 1, 2011.

Signature	Title(s)	Date

/s/ Vasiliki Papaefthymiou Vasiliki Papaefthymiou	President, Secretary and Director (principal executive officer)	August 1, 2011

/s/ Angeliki Frangou Angeliki Frangou	Vice President	August 1, 2011

/s/ George Achniotis George Achniotis	Chief Financial Officer and Director (principal financial and accounting officer)	August 1, 2011

* Anna Kalathakis	Treasurer and Director	August 1, 2011

*By:	/s/ Vasiliki Papaefthymiou
Vasiliki Papaefthymiou
As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Piraeus, Greece on August 1, 2011.

AQUIS MARINE CORP.

By:	/s/ Vasiliki Papaefthymiou
Name:     Vasiliki Papaefthymiou

Title:	President/Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by each of the following persons in the capacities indicated on August 1, 2011.

Signature	Title(s)	Date

/s/ Vasiliki Papaefthymiou Vasiliki Papaefthymiou	President and Director (principal executive officer)	August 1, 2011

/s/ George Achniotis George Achniotis	Chief Financial Officer (principal financial and accounting officer)	August 1, 2011

*By:	/s/ Vasiliki Papaefthymiou
Vasiliki Papaefthymiou
As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Piraeus, Greece on August 1, 2011.

NAVIOS TANKERS MANAGEMENT INC.

By:	/s/ Alexandros Laios
Name:     Alexandros Laios

Title:	Secretary/Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by each of the following persons in the capacities indicated on August 1, 2011.

Signature	Title(s)	Date

/s/ Efstratios Desypris Efstratios Desypris	President and Director (principal executive officer)	August 1, 2011

/s/ George Achniotis George Achniotis	Chief Financial Officer (principal financial and accounting officer)	August 1, 2011

* Leonidas Korres	Treasurer and Director	August 1, 2011

* Alexandros Laios	Secretary and Director	August 1, 2011

*By:	/s/ Vasiliki Papaefthymiou
Vasiliki Papaefthymiou
As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Piraeus, Greece on August 1, 2011.

FAITH MARINE LTD.
VECTOR SHIPPING CORPORATION
ARAMIS NAVIGATION INC.
DUCALE MARINE INC.
HIGHBIRD MANAGEMENT INC.
FLORAL MARINE LTD.
RED ROSE SHIPPING CORP.
GINGER SERVICES CO.
QUENA SHIPMANAGEMENT INC.
ASTRA MARITIME CORPORATION
PRIMAVERA SHIPPING CORPORATION
PUEBLO HOLDINGS LTD.
BEAUFIKS SHIPPING CORPORATION
ROWBOAT MARINE INC.
CORSAIR SHIPPING LTD.
PHAROS NAVIGATION S.A.
SIZZLING VENTURES INC.
SHIKHAR VENTURES S.A.
TAHARQA SPIRIT CORP.
RHEIA ASSOCIATES CO.
RUMER HOLDING LTD.
AEGEAN SHIPPING CORPORATION
ARC SHIPPING CORPORATION
MAGELLAN SHIPPING CORPORATION
IONIAN SHIPPING CORPORATION
APOLLON SHIPPING CORPORATION
HERAKLES SHIPPING CORPORATION
ACHILLES SHIPPING CORPORATION
KYPROS SHIPPING CORPORATION
HIOS SHIPPING CORPORATION
MERIDIAN SHIPPING ENTERPRISES INC.
MERCATOR SHIPPING CORPORATION
HORIZON SHIPPING ENTERPRISES CORPORATION
STAR MARITIME ENTERPRISES CORPORATION
NOSTOS SHIPMANAGEMENT CORP.
PORTOROSA MARINE CORP.

By:	/s/ Vasiliki Papaefthymiou
Name:     Vasiliki Papaefthymiou

Title:	Director and Authorized Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by each of the following persons in the capacities indicated on August 1, 2011.

Signature	Title(s)	Date

/s/ George Achniotis George Achniotis	President, Chief Financial Officer and Director (principal executive officer and principal financial and accounting officer)	August 1, 2011

* Anna Kalathakis	Treasurer and Director	August 1, 2011

* Shunji Sasada	Vice-President	August 1, 2011

/s/ Vasiliki Papaefthymiou Vasiliki Papaefthymiou	Secretary and Director	August 1, 2011

*By:	/s/ Vasiliki Papaefthymiou
Vasiliki Papaefthymiou
As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Piraeus, Greece on August 1, 2011.

KLEIMAR LTD.

By:	/s/ George Achniotis
Name:     George Achniotis

Title:	Chief Financial Officer, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by each of the following persons in the capacities indicated on August 1, 2011.

Signature	Title(s)	Date

/s/ Angeliki Frangou Angeliki Frangou	President and Director (principal executive officer)	August 1, 2011

/s/ George Achniotis George Achniotis	Chief Financial Officer, Secretary and Director (principal financial and accounting officer)	August 1, 2011

*By:	/s/ Vasiliki Papaefthymiou
Vasiliki Papaefthymiou
As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Piraeus, Greece on August 1, 2011.

NAVIMAX CORPORATION

By:	/s/ Shunji Sasada
Name:     Shunji Sasada

Title:	President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by each of the following persons in the capacities indicated on August 1, 2011.

Signature	Title(s)	Date

/s/ Shunji Sasada Shunji Sasada	President, Secretary and Treasurer (principal executive officer)	August 1, 2011

/s/ George Achniotis George Achniotis	Chief Financial Officer (principal financial and accounting officer)	August 1, 2011

* Alida Vives	Director	August 1, 2011

* Rodrigo Vives	Director	August 1, 2011

* Victor Alvarado	Director	August 1, 2011

*By:	/s/ Vasiliki Papaefthymiou
Vasiliki Papaefthymiou
As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Piraeus, Greece on August 1, 2011.

KLEIMAR N.V.

By:	/s/ Vasiliki Papaefthymiou
Name:     Vasiliki Papaefthymiou

Title:	Director and Authorized Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by each of the following persons in the capacities indicated on August 1, 2011.

Signature	Title(s)	Date

/s/ Angeliki Frangou Angeliki Frangou	Chief Executive Officer and Director (principal executive officer)	August 1, 2011

/s/ George Achniotis George Achniotis	Chief Financial Officer and Director (principal financial and accounting officer)	August 1, 2011

* Ted Petrone	Director	August 1, 2011

* Shunji Sasada	Director	August 1, 2011

/s/ Vasiliki Papaefthymiou Vasiliki Papaefthymiou	Director	August 1, 2011

*By:	/s/ Vasiliki Papaefthymiou
Vasiliki Papaefthymiou
As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Piraeus, Greece on August 1, 2011.

NAV HOLDINGS LIMITED

By:	/s/ Vasiliki Papaefthymiou
Name:     Vasiliki Papaefthymiou

Title:	Director and Authorized Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by each of the following persons in the capacities indicated on August 1, 2011.

Signature		Title(s)	Date

/s/ Angeliki Frangou Angeliki Frangou		Chief Executive Officer and Director (principal executive officer)	August 1, 2011

/s/ George Achniotis George Achniotis		Chief Financial Officer (principal financial and accounting officer)	August 1, 2011

/s/ Anna Kalathakis Anna Kalathakis		Director	August 1, 2011

/s/ Vasiliki Papaefthymiou Vasiliki Papaefthymiou		Director	August 1, 2011

*By:	/s/ Vasiliki Papaefthymiou Vasiliki Papaefthymiou As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Piraeus, Greece on August 1, 2011.

NAVIOS CORPORATION

By:	/s/ Vasiliki Papaefthymiou
Name:     Vasiliki Papaefthymiou

Title:	Director and Authorized Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by each of the following persons in the capacities indicated on August 1, 2011.

Signature		Title(s)	Date

/s/ Angeliki Frangou Angeliki Frangou		Chief Executive Officer and Chairman (principal executive officer)	August 1, 2011

/s/ George Achniotis George Achniotis		Chief Financial Officer (principal financial and accounting officer)	August 1, 2011

/s/ Ted Petrone Ted Petrone		President and Director	August 1, 2011

/s/ Vasiliki Papaefthymiou Vasiliki Papaefthymiou		Executive Vice President, Secretary and Director	August 1, 2011

*By:	/s/ Vasiliki Papaefthymiou Vasiliki Papaefthymiou As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Piraeus, Greece on August 1, 2011.

ANEMOS MARITIME HOLDINGS INC.

By:	/s/ Vasiliki Papaefthymiou
Name:     Vasiliki Papaefthymiou

Title:	Director and Authorized Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by each of the following persons in the capacities indicated on August 1, 2011.

Signature	Title(s)	Date

/s/ Angeliki Frangou Angeliki Frangou	Chief Executive Officer and Director (principal executive officer)	August 1, 2011

/s/ George Achniotis George Achniotis	President, Chief Financial Officer and Director (principal financial and accounting officer)	August 1, 2011

/s/ Vasiliki Papaefthymiou Vasiliki Papaefthymiou	Secretary and Director	August 1, 2011

*By:	/s/ Vasiliki Papaefthymiou
Vasiliki Papaefthymiou
As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Piraeus, Greece on August 1, 2011.

NAVIOS SHIPMANAGEMENT INC.

By:	/s/ Vasiliki Papaefthymiou
Name:     Vasiliki Papaefthymiou

Title:	Director and Authorized Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by each of the following persons in the capacities indicated on August 1, 2011.

Signature	Title(s)	Date

/s/ George Achniotis George Achniotis	President, Chief Financial Officer and Director (principal executive officer and principal financial and accounting officer)	August 1, 2011

* Anna Kalathakis	Treasurer and Director	August 1, 2011

/s/ Vasiliki Papaefthymiou Vasiliki Papaefthymiou	Secretary and Director	August 1, 2011

*By:	/s/ Vasiliki Papaefthymiou
Vasiliki Papaefthymiou
As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Piraeus, Greece on August 1, 2011.

NAVIOS HANDYBULK INC.

By:	/s/ Vasiliki Papaefthymiou
Name:     Vasiliki Papaefthymiou

Title:	Director and Authorized Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by each of the following persons in the capacities indicated on August 1, 2011.

Signature	Title(s)	Date

/s/ Shunji Sasada Shunji Sasada	Vice-President (principal executive officer)	August 1, 2011

/s/ George Achniotis George Achniotis	Chief Financial Officer (principal financial and accounting officer)	August 1, 2011

/s/ Vasiliki Papaefthymiou Vasiliki Papaefthymiou	Treasurer, Secretary and Director	August 1, 2011

* Ted Petrone	Director	August 1, 2011

*By:	/s/ Vasiliki Papaefthymiou
Vasiliki Papaefthymiou
As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Piraeus, Greece on August 1, 2011.

NAVIOS INTERNATIONAL INC.

By:	/s/ Vasiliki Papaefthymiou
Name:     Vasiliki Papaefthymiou

Title:	Director and Authorized Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by each of the following persons in the capacities indicated on August 1, 2011.

Signature	Title(s)	Date

/s/ Angeliki Frangou Angeliki Frangou	President and Director (principal executive officer)	August 1, 2011

/s/ George Achniotis George Achniotis	Chief Financial Officer (principal financial and accounting officer)	August 1, 2011

/s/ Vasiliki Papaefthymiou Vasiliki Papaefthymiou	Treasurer and Director	August 1, 2011

*By:	/s/ Vasiliki Papaefthymiou
Vasiliki Papaefthymiou
As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Piraeus, Greece on August 1, 2011.

WHITE NARCISSUS MARINE S.A.

By:	/s/ Vasiliki Papaefthymiou
Name:     Vasiliki Papaefthymiou

Title:	Director and Authorized Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by each of the following persons in the capacities indicated on August 1, 2011.

Signature	Title(s)	Date

/s/ George Achniotis George Achniotis	President, Chief Financial Officer and Director (principal executive officer and principal financial and accounting officer)	August 1, 2011

* Anna Kalathakis	Treasurer and Director	August 1, 2011

/s/ Vasiliki Papaefthymiou Vasiliki Papaefthymiou	Vice President, Secretary and Director	August 1, 2011

*By:	/s/ Vasiliki Papaefthymiou
Vasiliki Papaefthymiou
As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Piraeus, Greece on August 1, 2011.

HESTIA SHIPPING LTD.

By:	/s/ Vasiliki Papaefthymiou
Name:     Vasiliki Papaefthymiou

Title:	Director and Authorized Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by each of the following persons in the capacities indicated on August 1, 2011.

Signature	Title(s)	Date

/s/ George Achniotis George Achniotis	Chief Executive Officer, Chief Financial Officer and Director (principal executive officer and principal financial and accounting officer)	August 1, 2011

* Ted Petrone	Director	August 1, 2011

*By:	/s/ Vasiliki Papaefthymiou
Vasiliki Papaefthymiou
As Attorney-in-Fact

Authorized Representative

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly undersigned representative in the United States of Navios Maritime Holdings Inc., Faith Marine Ltd., Vector Shipping Corporation, Aramis Navigation Inc., Ducale Marine Inc., Highbird Management Inc., Floral Marine Ltd., Red Rose Shipping Corp., Ginger Services Co., Quena Shipmanagement Inc., Astra Maritime Corporation, Primavera Shipping Corporation, Pueblo Holdings Ltd., Beaufiks Shipping Corporation, Rowboat Marine Inc., Corsair Shipping Ltd., Pharos Navigation S.A., Sizzling Ventures Inc., Shikhar Ventures S.A., Taharqa Spirit Corp., Rheia Associates Co., Rumer Holding Ltd., Kleimar N.V., NAV Holdings Limited, Navios Corporation, Anemos Maritime Holdings Inc., Navios Shipmanagement Inc., Aegean Shipping Corporation, Arc Shipping Corporation, Magellan Shipping Corporation, Ionian Shipping Corporation, Apollon Shipping Corporation, Herakles Shipping Corporation, Achilles Shipping Corporation, Kypros Shipping Corporation, Hios Shipping Corporation, Meridian Shipping Enterprises Inc., Mercator Shipping Corporation, Horizon Shipping Enterprises Corporation, Star Maritime Enterprises Corporation, Navios Handybulk Inc., Navios International Inc., Nostos Shipmanagement Corp., Portorosa Marine Corp., White Narcissus Marine S.A., Hestia Shipping Ltd., Kleimar Ltd., Navimax Corporation, Aquis Marine Corp. and Navios Tankers Management Inc., has signed this registration statement in the City of Newark, State of Delaware, on August 1, 2011.

PUGLISI & ASSOCIATES

By:	/s/ Donald J. Puglisi
Name:     Donald J. Puglisi

Title:	Managing Director